SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                                  Amendment No.
Filed by the Registrant |X|
Filed by a Party other than the Registrant | |

Check the Appropriate Box:
Check the Appropriate Box:
|X|  Preliminary Proxy Statement
|X|  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
       14a-6(e)(2))
| |  Definitive  Proxy  Statement
| |  Soliciting  Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                            CAPITAL DEVELOPMENT GROUP
                (Name of Registrant as Specified in Its Charter)


     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)

|X|  No fee required
|      | $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
       Item 22(a)(2) of Schedule 14A.
| | Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.

     1)  Title of each class of securities to which transaction applies:
         N/A.
     2)  Aggregate number of securities to which transaction applies:
         N/A.
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A.
     4)  Proposed maximum aggregate value of transaction:
         N/A.
     5)  Total Fee Paid.
         None.

| |  Fee paid previously with written preliminary materials.
| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:    N/A
     2)  Form Schedule or Registration Statement No.:         N/A
     3)  Filing Party:     N/A
     4)  Date Filed:       N/ANT

                         CAPITAL DEVELOPMENT GROUP, INC.
                                  -------------

                        NOTICE OF MEETING OF SHAREHOLDERS

                           To Be Held August 13, 2001

         The Annual Meeting of the Shareholders of Capital Development Group, Inc. (the "Company") will be held on August 13, 2001 at 10:00 a.m., local time, at the Offices of Davis Wright Tremaine at 1300 SW 5th Ave, 24th Floor, Portland, Oregon, for the following purposes:

         1.       To elect the Board of Directors;

         2. To vote on a proposal to transfer all assets and liabilities of the Company to a wholly-owned subsidiary of the Company, and to distribute the shares of the subsidiary on a pro rata basis to all shareholders of the Company;

         3. To vote on a __ for __ reverse split of the outstanding common shares of the Company;

         4. To amend the Articles of Incorporation to increase the number of authorized shares to fifty million (50,000,000); and

         5.       To vote to acquire American Senior Golf Association (ASGA);

         6. To transact any other business that may properly come before the special meeting or any adjournment or postponement of the meeting.

         The Board of Directors has fixed the close of business on June 15, 2001 as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. Only shareholders of record of the Company's Common Stock at the close of business June 15, 2001 are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

         The number of shares of Common Stock outstanding an entitled to vote at the Annual Shareholders' Meeting is 10,163,935.

         The enclosed Proxy Statement provides you with detailed information about the meeting. In addition, you may obtain information about Capital Development Group from documents filed by Capital Development Group with the Securities Exchange Commission, copies of which are available by contacting Capital Development Group. We encourage you to read this entire document carefully.


                                        By Order of the Board of Directors:



                                        Michael P. Vahl
                                        Chairman
August 2, 2001



WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE - WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE BY WRITTEN NOTICE TO THE SECRETARY AT 4333 ORANGE STREET, SUITE 3600, RIVERSIDE, CA 92501.

                         CAPITAL DEVELOPMENT GROUP, INC.
                               4333 Orange Street
                                   Suite 3600
                               Riverside. CA 92501

                                 PROXY STATEMENT

Solicitation and Revocability of Proxy.
--------------------------------------

         This Proxy Statement and the accompanying proxy/voting instruction card (proxy card) are being mailed beginning July 29, 2001 to our shareholders in connection with the solicitation of proxies by the Board of Directors of Capital Development Group, Inc. (the "Company") for the Annual Meeting of Shareholders in Portland, Oregon. The meeting will be held at 10:00 a.m., August 13, 2001, at the Offices of Davis Wright Tremaine at 1300 SW 5th Ave, 24th Floor, Portland, Oregon 97201.

         Only stockholders of record at the close of business on June 15, 2001 will be entitled to vote at the meeting. At the close of business on June 15, 2001, there were 10,163,935 outstanding shares of the Company's common stock ("Common Stock"). Each share of Common Stock not in the treasury is entitled to one vote. There is no provision in the Company's Articles of Incorporation, as amended, for cumulative voting.

         If shares are not voted in person, they cannot be voted on your behalf unless a signed proxy is given. Even if you expect to attend the Annual Meeting in person, in order to ensure your representation please complete, sign and date the enclosed proxy and mail it promptly in the enclosed envelope. A stockholder giving a proxy pursuant to this solicitation may revoke it at any time before it is exercised by giving a subsequent proxy or by delivering to the Secretary of the Company a written notice of revocation prior to the voting of the proxy at the Annual Meeting. If you attend the Annual Meeting and inform the Secretary of the Company that you wish to vote your shares in person, your proxy will not be used. If you receive two or more proxy cards, please complete, sign, date and return each to complete your representation. All shares represented by each properly executed and unrevoked proxy, in the accompanying form, will be voted unless the proxy is mutilated or otherwise received in such form or at such time as to render it unusable.

Voting at the Meeting.
---------------------

         Votes cast at the Annual Meeting will be tabulated by the persons appointed by the Company to act as inspectors of election for the Annual Meeting. Shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. However, for purposes of determining the outcome of any proposal as to which proxies reflect abstentions or broker non-votes, shares represented by such proxies will be treated as not present and not entitled to vote with respect to that proposal. No dissenters' rights apply to any


PAGE 1 - PROXY STATEMENT
matter to be acted upon at this meeting.

         The Company will bear the cost of this solicitation. Solicitation will be made by mail, by telephone and personally by our officers and employees; those persons will not receive additional compensation for soliciting proxies.

         The purpose of the meeting and the matters to be acted upon are set forth in the foregoing Notice of Meeting of Stockholders that accompanies the Proxy Statement. As of the date of this Proxy Statement, management knows of no other business to be presented for consideration at the Annual Meeting. However, if any such other business shall properly come before the meeting, votes will be cast pursuant to the proxies in respect of any such other business in accordance with the best judgment of the persons acting under the proxies.

Security Ownership of Certain Beneficial Owners and Management
--------------------------------------------------------------

         The following table sets forth information with respect to the ownership of issued and outstanding shares of the Company by each director, executive officer, and person known to the Company to be the beneficial owner of more than 5% of any class of the Company's voting securities as of June 15, 2001:

                                                  Amount and
                  Name and Address                Nature of         Percent
Title of          of Beneficial                   Beneficial        of
 Class            Owner                           Interest (1)         Class
---------         -----------------               -----------       ------

Common            Michael P. Vahl                 5,120,085          50.38%
                  7126 Stanhope Lane
                  Riverside, CA 92506

----------
(1) Includes all shares owned directly by the named individuals or by the individuals indirectly through a trust or corporation or by the individuals' spouses and minor children over which the individual exercises sole or shared voting and investment power.

(2) Ownership percentage is based on 10,163,935 shares of Common Stock outstanding as of June 15, 2001 together with applicable options for such beneficial owners. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting and investment power with respect to such shares. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days of June 15, 2001 are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage of any other person.

PAGE 2 - PROXY STATEMENT

Common            Gordon C. Root                 1,146,800            11.28%
                  213 Remington Ridge Drive
                  West Linn, OR 97068

Common            Max Stanford Tomlinson         1,015,000             9.98%
                  241 Larkhill Street
                  Thousand Oaks, CA 91360

Common            Marron House Nominees Ltd      585,000               5.76%
                  241 Larkhill Street
                  Thousand Oaks, CA 91360


         The directors and officers of the Company as a group own 5,120,085 shares representing 77.21 percent of the Company's outstanding Common Stock.

Executive Officers of the Registrant.
------------------------------------

The names, ages and positions of the company's executive officers are as follows:

----------------------- -------------------- -----------------------------------
       NAME                    AGE           CURRENT POSITION
----------------------- -------------------- -----------------------------------
Michael P. Vahl                 43           President and CEO
----------------------- -------------------- -----------------------------------

----------------------- -------------------- -----------------------------------

----------------------- -------------------- -----------------------------------

Executive Compensation.
----------------------

         Michael P. Vahl is the President of CDG, but he currently receives no salary or other benefits. He bills CDG on an hourly basis of $100 per hour for time he spends on behalf of CDG. In the last three years, CDG has paid the following amounts to Mr. Vahl: 1996 - $0, 1997 - $0, 1998 - $17,300, 1999 - $0,
2000 - $0. CDG currently is indebted to him for approximately $282,000 in loans and unpaid services. In addition, in December 1996, CDG issued 151,542 shares of preferred stock to Mr. Vahl in exchange for unpaid consulting fees and accrued benefits of $530,396 that dated from 1992. This preferred stock was converted to 497,946 shares of CDG common stock in December 1998. In August 2000, CDG issued 234,500 shares of CDG common stock to Mr. Vahl in exchange for unpaid consulting fees due through June 30, 2000.

         No officer, director or employee was beneficiary of any long-term compensation or other compensation in excess of the dollar values reflected in item 402(b)(2)(iii)(c) of Regulation S-B.

         There were no other compensatory plans or arrangements that would result in a payment in excess of $100,000 to any named executive officer as a result of a change in control.

PAGE 3 - PROXY STATEMENT

Certain Relationships and Related Transactions.
----------------------------------------------

         There were no related transactions, or series of similar transactions, involving the Company and its directors or executive officers other than compensation arrangements set forth herein, and similar employment arrangements described in other documents filed with the SEC by the registrant. The Company has no relationship with its independent accountants or the independent accountants nominated herein, other than the service and compensation agreements entered into in the ordinary course of a Company's relationship with its accountants generally.

Section 16(a) Beneficial Ownership Reporting Compliance.
-------------------------------------------------------

         Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's executive officers and Directors, and person who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Based solely on its review of Forms 3 and 4 and amendments thereto furnished to the registrant under Rule 16a-3 and Forms 5 and amendments thereto furnished to the registrant with respect to its most recent fiscal year, management is not aware that Gordon Root filed on a timely basis the reports required by section 16(a) during the most recent fiscal year. The Company believes that Mr. Root should have filed a Form 3, Initial Report of Beneficial Ownership, but to the knowledge of the Company no such form has been filed. Other than with respect to the foregoing, the Company believes that, for the fiscal year ended December 31, 2000, all executive officers, Directors and greater than 10% shareholders complied with all applicable filing requirements.















PAGE 4 - PROXY STATEMENT

                                  PROPOSAL 1

                               TO ELECT DIRECTORS

         The Company's Articles of Incorporation provide that no less than one and no more than five directors, be elected each year. Each director shall serve for a period of one year, or until his or her successor shall be elected or until removed by a vote of the holders of the majority of the shares entitled to vote at an election of directors. For the fiscal year ended December 31, 2000, the Company had one meeting of the Board of Directors and no special meetings.

Nominees for Election of Directors by Shareholders
--------------------------------------------------

Michael P. Vahl, 43 - Mr. Vahl is currently the Company's Chief Executive Officer. Mr. Vahl has been with the company since its inception in 1993 as one of the original founders. Mr. Vahl graduated from Oregon State University in 1980 with a B.S. in Mathematical Sciences. He also graduated from the University of Portland in 1982 with an M.B.A. in Finance. Mr. Vahl has also owned and operated The Vahl Software Group since 1988.

Gordon C. Root, 41 - Mr. Root is currently President of Dieter Franck, Inc., (a store fixture and cruise ship interior manufacturing company), and Managing Member of Root Holdings, LLC, a diversified real estate investment company. Prior to going into the real estate investment and development business Mr. Root was Vice President and COO of Successful Management Seminars, Inc., which he was one of the founders of in 1984 and subsequently sold to ReliaStar Financial Corporation in 1996. He has proven to be a successful entrepreneur and operations manager and sits on several boards and consults with start up and developing companies.

 The Company's Articles of Incorporation require an affirmative vote of a majority of the outstanding shares to elect each director. The Company's sole director recommends a vote "FOR" the slate of directors listed above.


                                   PROPOSAL 2

       TO TRANSFER ALL OF THE ASSETS AND LIABILITIES OF THE COMPANY TO ITS
                  WHOLLY-OWNED SUBSIDIARY INTRAMED CORPORATION

         The Company proposes to transfer all of its assets and liabilities to its wholly-owned subsidiary, IntraMed Corporation ("IntraMed"). The transfer will be a capital contribution to Intramed for the purpose of preparing the Company for the acquisition of the American Senior Golf Association (described in Proposal 5 below), with no consideration paid by IntraMed to the Company. Immediately following the contribution of assets, the Company will distribute the stock of IntraMed to all shareholders of the Company in proportion to the shareholders' ownership of the Company.

         The pro rata distribution of shares of IntraMed to Company shareholders is not a "sale" of

PAGE 5 - PROXY STATEMENT
securities under state or federal securities laws, and therefore does not require registration with, or exemption from the registration requirements of, state and federal securities regulators. UNLESS OTHERWISE INSTRUCTED, PROXY WILL BE VOTED FOR THIS PROPOSAL.

                                   PROPOSAL 3

   TO EFFECT A 1 FOR 7 REVERSE SPLIT OF THE COMPANY'S OUTSTANDING COMMON STOCK

         If Proposal 2 is approved, the Company will also propose a 1 for 7 reverse split of its common shares in order to prepare the Company for the acquisition of the American Senior Golf Association (described in Proposal 5 below). The split will convert each 7 shares of the Company's common stock into 1 share of the Company's common stock. Fractional shares resulting from the reverse split will be rounded up to the nearest whole number.

         Except for the extremely nominal ownership changes resulting from the rounding of shares, the reverse split will not, standing alone, have any impact on the ownership or control of the Company. However, as described in Proposal 5 below, the split will facilitate the issuance of a substantial number of shares of common stock to Worldquest, Inc. in connection with the acquisition of ASGA. The issuance of such shares will result in a change in control of the Company that will significantly dilute the ownership and control of the Company's existing shareholders.

         The Company has not declared any dividends on the shares of common stock subject to the reverse split, nor are there any other amounts due to shareholders on account of such shares. Other financial information relevant to this proposal is set forth under Proposal 5 below. UNLESS OTHERWISE INSTRUCTED, PROXY WILL BE VOTED FOR THIS PROPOSAL.


                                   PROPOSAL 4

          TO AMEND THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER
               OF AUTHORIZED SHARES TO FIFTY MILLION (50,000,000)

         The Company proposes to amend its Articles of Incorporation to increase the number of authorized common shares to fifty million (50,000,000). The newly authorized shares will have rights, preferences and privileges identical to existing shares of the Company's common stock. The increase in the authorized number of shares is proposed solely to prepare the Company for the acquisition of the American Senior Golf Association (described in Proposal 5 below). Financial information relevant to this proposal is set forth under Proposal 5 below. UNLESS OTHERWISE INSTRUCTED, PROXY WILL BE VOTED FOR THIS PROPOSAL.


                                   PROPOSAL 5

PAGE 6 - PROXY STATEMENT

                 TO ACQUIRE THE AMERICAN SENIOR GOLF ASSOCIATION

         The Company proposes to acquire from Worldquest, Inc., a Nevada corporation ("Worldquest") all of the outstanding capital stock of American Senior Golf Association, Inc., a Delaware corporation ("ASGA") by issuing 15,978,000 shares of the Company's common stock to Worldquest. ASGA is located at 905 Halstead Boulevard, #3, Elizabeth City, NC 27909. Worldquest is located at the same address.

         ASGA owns and operates the Golf Society Tour, which purports to be the country's premier transition professional golf tour conducting tour caliber events for PGA Tour professionals 45 years of age and older, who are preparing for the Senior PGA Tour, and non-exempt professionals on the Senior PGA Tour. ASGA events are week-long events with Junior Clinics, pro-ams, entertainment, leader boards, hospitality, with local market charities benefiting from the events. ASGA has been featured on the Golf Channel and expects more televised coverage in the future.

         Worldquest is a holding company that is currently the sole owner of ASGA. Worldquest serves solely as a holding company. It conducts no independent business operations.

         The ASGA purchase is fully described in an Agreement for the Exchange of Common Stock, a copy of which is included with this Proxy. The Agreement contemplates the Company's acquisition of all of the capital stock of ASGA in exchange for 15,978,000 shares of the Company's common stock, which will constitute approximately 80% of all outstanding shares of the Company's common stock. The stock issued to ASGA will not be issued in a transaction that is registered with the Securities and Exchange Commission (the "SEC"), and will therefore be "restricted" within the meaning of Rule 144. The issuance of stock to Worldquest will result in a complete change in control of the Company, after which Worldquest will hold sufficient stock to independently control the Company.

         During the past two years, the Company has been attempting, unsuccessfully, to position itself as an owner and operator of businesses focused on providing billing and collection systems for health care providers, and on management of medical accounts receivable. The Company's proposed acquisition of ASGA represents a material departure from the Company's core businesses, but the Company believes the acquisition of ASGA will ultimately provide the Company with a profitable business operation. If the Company fails to complete the purchase of ASGA, the Company may be forced to discontinue operations, resulting in a complete loss for Company shareholders.

         Although the acquisition of ASGA will result in a complete change in control, it will not otherwise affect the rights, preferences or privileges of holders of the Company's common stock.

         The acquisition of ASGA will be accounted for under the purchase method of accounting. There will be no immediate income or loss generated from the acquisition.

PAGE 7 - PROXY STATEMENT

         ASGA began operations in 1999, and in its short history has had very limited financial success. The balance sheet of ASGA as of December 31, 2000 and June 30, 2001, and related unaudited statements of income and retained earnings are included with this Proxy.

         Due to the limited and relatively unsuccessful history of ASGA, there is significant risk associated with the acquisition described in this Proxy. If ASGA is not successful in pursuing its business objectives, it is likely that the Company's shareholders will experience a complete loss of their investment. However, the Company's directors believe the acquisition of ASGA provides Company shareholders with the best opportunity for a return of and on their investment.

         No filings with federal or state regulators are required in connection with this transaction. No report, opinion or appraisal relating to this transaction has been received from an outside party. Except for the transactions described in this Proxy, no material transactions have occurred between the Company and ASGA or Worldquest. Neither the Company nor any of its shareholders holds any capital stock of Worldquest, nor do the shareholders of Worldquest hold any capital stock of the Company.

         On Monday July 30, 2001, the bid price of CDVG was $.12 and the ask price was $.20. This was the day preceding the announcement of the proposed transaction. The Company's auditors are not expected to be present at the shareholders meeting.

         Description of Company Business

         (a)      Business Development

         The Company is an Oregon corporation incorporated on May 19, 1993. Its authorized capital consists of 30,000,000 shares of common stock, of which 10,163,935 shares were issued and outstanding as December 31, 2000. Shares of CDG common stock have traded on the Nasdaq Stock Market
         - OTC Bulletin Board since September 1994 under the symbol "CDVG."

         The Company has never been the subject of a bankruptcy or receivership. However, in late 1998 and early 1999, we resolved and settled claims with a number of our creditors by exchanging creditors' claims totaling approximately $460,000 for cash amounting to approximately $15,000 and 144,600 shares of our common stock. We were unable to locate approximately 14 creditors holding claims totaling, in the aggregate, approximately $90,000 (with no individual claim larger than $20,000). To our best knowledge, none of these latter creditors have actively pursued their claims since 1995, and none have contacted us since early 1996. Therefore, we do not plan to pursue the creditors or pay any claims they might assert.

         In early 2000 CDG acquired two companies - IntraMed Corporation ("IntraMed") and Healthsource Financial Advisors ("HFA"). IntraMed is an Internet based referral, scheduling and billing system for the healthcare industry. HFA is a healthcare financial

PAGE 8 - PROXY STATEMENT
consulting firm.  Both IntraMed and HFA were acquired solely for stock.

         (b)      Business of Issuer

         CDG was originally formed to be a Medical Accounts Receivable (MAR) factoring company. We developed a software package (Administrator 1) to help manage the MAR's. After the acquisition of IntraMed Corporation in April 2000, the Company switched direction to become an information management company in the healthcare industry.

         The Company currently acts as a holding company for two ongoing businesses, IntraMed and HFA. The Company conducts no operations independent of these two subsidiaries.

         We have no employees. Our president, Mr. Michael P. Vahl, receives no salary or other benefits, but bills us for his services at the rate of $100 per hour. At present, we owe Mr. Vahl approximately $194,000 for accrued hourly billings and expenses.

         IntraMed is a software company with its principal product being an Internet based, medical referral, scheduling and billing system. IntraMed currently has a small client base while it finished the development of the system. The Company intends to help IntraMed with marketing and sales support to achieve profitability in 2001.

         HFA is a healthcare financial consulting company. Due to the resignations of the two employees of HFA in December 2000, HFA currently conducts no business operations, nor does it hold any significant assets.

         Description of Company Property

         The Company does not currently own any real property. We are currently leasing 1,200 square feet of office space in Riverside, California to conduct our operations.

         We also own 7 computers, 2 servers, a laser printer and various pieces of office furniture. All of these assets, together with all Company liabilities, will be transferred to IntraMed in preparation for the acquisition of ASGA described in this Proxy.

         Legal Proceedings

         The Company is not currently involved in any legal proceedings.

         Market Information

         The Company's common stock is currently traded on the NASDAQ Over the Counter Bulletin Board under the symbol CDVG. The stock has traded regularly over the past year. Over the most recent 52-week period the stock has traded in a range of $0.22 (low)

PAGE 9 - PROXY STATEMENT
         and $2 .69 (high) per share. The trading history of the stock for the past two years is summarized below.

                   --------- ---------------- -------------
                   QUARTER   LOW TRADE        HIGH TRADE
                   Q2 2001   23/32            7/32
                   --------- ---------------- -------------
                   Q1 2001   3/4                7/32
                   --------- ---------------- -------------
                   Q4 2000   1/4                1 7/8
                   --------- ---------------- -------------
                   Q3 2000   1 3/16           2 11/16
                   --------- ---------------- -------------
                   Q2 2000   3/16             3
                   --------- ---------------- -------------
                   Q1 2000   5/16             3/4
                   --------- ---------------- -------------
                   Q4 1999   5/16             5/8
                   --------- ---------------- -------------
                   Q3 1999   1/8              1/4
                   --------- ---------------- -------------

         The quotations reflect reported inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

                  Approximately 801,086 of the Registrant's shares are held in street name. Approximately 50 individual shareholders hold the remaining shares of common stock. We have not paid dividends on our common stock and do not anticipate paying dividends in the future.


         Plan of Operation

         Management's Discussion and Analysis if Financial Condition and Results of Operations

         IntraMed, which is currently the Company's only viable operating subsidiary, is operating at break-even pace. However, due to expenses associated with the acquisition and early-stage funding of IntraMed, and due to other Company operations, the consolidated Company has run at a loss in excess of $75,000 per year for the past two years. The resulting cash shortfall has been funded by Mr. Vahl, and through proceeds of the issuance of convertible promissory notes in Spring of 2000. The Company's Directors have determined that the Company will not remain viable if it continues to experience losses at the historical level, and have therefore decided that the best course of action is to merge with a business that has an opportunity to succeed, generate revenue and earnings, and bring the maximum value to the Company's shareholders.

         Changes In and Disagreements With Accountants on Accounting and Financial Disclosure

         On March 23, 2001, the Company engaged Squar, Milner Reehl & Williamson LLP as its principal accountants. There were no disagreements with the former accountants on any matter of accounting principals or practices, financial statement disclosure or auditing

PAGE 10 - PROXY STATEMENT
         scope or procedure of any reportable events. The former accountants resignation became effective on May 15, 2000.

         UNLESS OTHERWISE INSTRUCTED, PROXY WILL BE VOTED FOR THIS PROPOSAL.


                                 OTHER BUSINESS

         As of the date of this Proxy Statement management knows of no other business, which will be presented for action at the meeting. If any business requiring a vote of the stockholders should come before the meeting, the persons named in the enclosed form of proxy will vote or refrain from voting in accordance with their best judgment.


                      INFORMATION AVAILABLE TO SHAREHOLDERS

         The Company's 2000 Annual Report is available on the Internet at www.secinfo.com and is incorporated by reference herein. Additional copies of the Annual Report may be obtained without charge from Mike Vahl, President and CEO, Capital Development Group, Inc., 4333 Orange Street, Suite 3600, Riverside, CA 92501.


By order of the Board of Directors:
                                                     /S/MICHAEL P. VAHL
                                                     ---------------------------
                                                     Michael P. Vahl, Chairman

Dated: August 2, 2001







PAGE 11 - PROXY STATEMENT